UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2025

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

L.B. Foster Company (the “Company”) announced that, on December 12, 2025, Mr. Alexander B. Jones offered his resignation to the Board of Directors (the “Board”), and the Board accepted the resignation on December 15, 2025. Mr. Jones’s decision does not involve any disagreement on any matter relating to the Company’s operations, policies, or practices, but rather is in connection with the expiration of the Cooperation Agreement between the Company and 22NW Fund, LP, 22NW LP, 22NW Fund GP, LLC, 22NW GP, Inc. (collectively, “22NW”), Aron R. English, Bryson O. Hirai-Hadley, and Alexander B. Jones in January 2026. In connection with the acceptance of Mr. Jones’s resignation, on December 15, 2025, the Board approved the reduction of the size of the Board from seven (7) members to six (6) members effective immediately.

Mr. John Kasel, CEO of the Company, remarked, “On behalf of the Board, we convey our appreciation of the support of 22NW and the contributions of Mr. Jones to the Board over his tenure, including his expertise on capital allocation and shareholder perspective.”

Mr. Aron English, founder of 22NW, commented, “22NW has been pleased with the performance of its investment in the Company and remains supportive of its Board of Directors and management team. As our mutually beneficial Cooperation Agreement comes to an end, we look forward to the Company’s continued success.”

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
*104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	December 15, 2025	/s/ Patrick J. Guinee
Patrick J. Guinee
Executive Vice President,
General Counsel, and Corporate Secretary